UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): April 28, 2000

                         NESS ENERGY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


   State of Washington           0-10301                 91-1067265
(State of incorporation)   (Commission File No.)     (IRS Employer
                                                      Identification No.)

                           4201 east I-20 Service Road
                            Willow Park, Texas 76087
               (Address of principal executive offices) (Zip code)

                                    No change
             (Former name or address, if changed since last report).

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         On April 28, 2000, Mr. Ivan Webb announced his resignation as Chief Financial Officer and Director of the registrant. Mr. Webb sited that he was leaving to concentrate on other interests.

         Mr. Bob Lee has replaced Mr. Webb as Chief Financial Officer. Mr. Lee received his Bachelor of Science Degree in Accounting from Northwestern Louisiana State University in 1965. He is thirty-five years experience in various segments of the oil industry. He began his career at Tenneco, Inc., later joining Amerada Hess Corporation. He served as accounting manager and controller for the past eighteen years with Pride Companies in Abilene, Texas.

         The company is currently reviewing replacements for Mr. Webb on the board of directors of NESS.

Item 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

                  None

(b)      Pro Forma Financial Information

                  None

(c)      Exhibits

                  17.1 Letter re resignation of director.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Ness Energy International, Inc.


Date: May 4, 2000                               By: /s/  Hayseed Stephens
                                                   -----------------------------
                                                         Hayseed Stephens
                                                         Chief Executive Officer
                                                         (Signature)

Date: May 4, 2000                               By: /s/  Bob Lee
                                                   -----------------------------
                                                         Bob Lee
                                                         Chief Financial Officer
                                                        (Signature)


                                INDEX TO EXHIBITS

         Exhibit No.                           Description
         -----------                           -----------
         17.1                          Letter re resignation of director